Exhibit 10.1

AMENDMENT NO. 1 TO
AMENDED AND RESTATED
WAREHOUSING CREDIT AND SECURITY AGREEMENT

This Amendment No. 1 to Amended and Restated Warehousing Credit and Security Agreement (this “Amendment”), is dated as of May 29, 2009, by and among Centerline Mortgage Capital Inc., a Delaware corporation (“CMC”), Centerline Mortgage Partners Inc., a Delaware corporation (“CMP,” and, collectively with CMC, the “Borrowers”), the lenders from time to time party to the Credit Agreement (as defined below) and Bank of America, N.A., as agent for the Lenders (in such capacity, the “Agent”).

R E C I T A L S

A.           The Agent, the Lenders, and the Borrowers are parties to that certain Amended and Restated Warehousing Credit and Security Agreement, dated as of May 30, 2008 (as amended and/or restated from time to time, the “Credit Agreement”).  Capitalized terms used herein and not otherwise defined herein shall have the same meanings herein as ascribed to them in the Credit Agreement.

B.           Pursuant to the terms of that certain Assignment and Acceptance, dated as of the date hereof, between SunTrust Bank (“SunTrust”) and Bank of America, N.A. (“BofA”), SunTrust irrevocably sold and assigned to BofA, and BofA irrevocably purchased and assumed from SunTrust, 100% of SunTrust’s Commitment under the Credit Agreement and 100% of the aggregate principal balance of all Obligations owed to SunTrust under the Credit Agreement as of the date hereof (the “Assignment”).

C.           The Borrowers have requested that the Agent and the Lenders extend the stated Maturity Date of the Credit Agreement until June 30, 2009 and make certain other amendments to the Credit Agreement as herein described; and

D.           In response to such request, the Agent and the Lenders have agreed to amend the Credit Agreement solely upon the terms and conditions set forth herein.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by the Agent, the Lenders, and the Borrowers, the parties hereto agree as follows:

Section 1.                                Extension of Maturity Date.  The definition of “Maturity Date” set forth in Section 1.1 of the Credit Agreement is hereby amended by deleting it in its entirety and replacing it with the following:

“ ‘Maturity Date’ means the earlier of June 30, 2009 or the date upon which the whole of the Commitments are terminated or the Loan is accelerated in accordance with the applicable provisions of this Agreement.”

Section 2.                                Reduction of Commitment.  In connection with the Assignment, the parties hereby agree that the total Commitment under the Credit Agreement shall hereby be reduced to $100,000,000.  In furtherance of the foregoing, the Credit Agreement is hereby amended as follows:

(a)           Amendment to Commitment.  The definition of “Commitment” set forth in Section 1.1 of the Credit Agreement is hereby amended by deleting it in its entirety and replacing it with the following:

“ ‘Commitment’ means the commitment of the Lenders to make Advances hereunder in an aggregate principal amount at any time outstanding that shall not exceed an amount equal to ONE HUNDRED MILLION AND NO/100 DOLLARS ($100,000,000), subject to any increases or decreases of such amount pursuant to the terms of this Agreement; provided, however, that no Lender’s portion of such Advances may ever exceed its Commitment Amount.”

(b)           Amendment to Schedule 1.  To reflect the Assignment and the reduction of the Commitment hereunder, Schedule 1 to the Credit Agreement is hereby amended by deleting it in its entirety and replacing in its stead the revised Schedule 1 attached to this Amendment.

Section 3.                                Amendments to Credit Agreement.  In accordance with Section 11.4 of the Credit Agreement, the Agent and the Lenders hereby agree that the Credit Agreement is amended as follows:

(a)           Amendment to Applicable Rate.  The definition of “Applicable Rate” set forth in Section 1.1 of the Credit Agreement is hereby amended by deleting it in its entirety and replacing it with the following:

“ ‘Applicable Rate’ means, for any day, either (a) the Daily Floating LIBOR Rate for such day, plus two and three-quarters percent (2.75%), or (b) if the Daily Floating LIBOR Rate is unavailable (as described in the definition thereof), then the Prime Rate for such day plus two and three-quarters percent (2.75%).”

(b)           Amendment to definition of FHA Construction Mortgage Loan.  The definition of “FHA Construction Mortgage Loan” set forth in Section 1.1 of the Credit Agreement is hereby amended by deleting it in its entirety and replacing it with the following:

“ ‘FHA Construction Mortgage Loan’ means a FHA fully insured Mortgage Loan for the construction or rehabilitation of either (a) a Multifamily Property or other Mortgaged Property, or (b) as described in Section 232 of the National Housing Act (12 U.S.C. 1715w), a nursing home, intermediate care facility, board and care home, or assisted-living facility, in either case, originated in compliance with FHA requirements applicable to such Mortgage Loan.”

(c)           Amendment to definition of Investor.  The definition of “Investor” set forth in Section 1.1 of the Credit Agreement is hereby amended by deleting it in its entirety and replacing it with the following:

“ ‘Investor’ means Fannie Mae, Freddie Mac, or any of the entities listed on Exhibit G attached hereto, which list may be amended from time to time by the Agent to reflect the elimination or addition of certain approved Investors.  Absent manifest error, the Agent’s records indentifying these Investors and reflecting those Investors which have, from time to time, been removed from, or added to, Exhibit G shall be conclusive.  The Agent may from time to time, and, at the reasonably request of the Borrower, shall, create an updated Exhibit G reflecting the then current Investors and furnish such updated list to the Borrowers at the address provided in Section 9 of the Agreement.”

(d)           Amendment to definition of Material Adverse Change.  The definition of “Material Adverse Change” set forth in Section 1.1 of the Credit Agreement is hereby amended by deleting subsection (a) thereof in its entirety and replacing it with the following: “(a) in the financial condition, business, affairs or operations of the Borrower, or Centerline Holding Company, a Delaware statutory trust.”

(e)           Amendment to Section 2.5(c)(1).  Section 2.5(c)(1) of the Credit Agreement is hereby amended by deleting subsection (y) thereof in its entirety and replacing it with the following:  “(y) the date which is sixty (60) days from the date of the funding of such Advance.”

(f)           Amendment to Section 2.5(c)(6).  Section 2.5(c)(6) of the Credit Agreement is hereby amended by deleting it in its entirety and replacing it with the following:  “6.  On the date the Pledged Loan or a Lien prior to the Pledged Loan is defaulted and, if the default is non-monetary, remains in default for a period of thirty (30) days or more.”

(g)           Amendment to Section 2.8(b).  Section 2.8(b) of the Credit Agreement is hereby amended by deleting the first sentence thereof in its entirety and replacing it with the following: “An unused fee in the an amount equal to the Daily Unused Amount (if a positive number), multiplied by twenty-five (25) basis points per annum.”

(h)           Amendment to Section 2.8(c).  Section 2.8(c) of the Credit Agreement is hereby amended by deleting it in its entirety and replacing it with the following:

“(c)           Miscellaneous Fees.      The Borrower shall pay to the Agent, promptly following an invoice therefor,  miscellaneous fees including:

(i)           Wire transfer fees customarily charged by the Agent;

(ii)           Customary handling fees of $100 per transaction involving theCollateral;

(iii)           Customary handling fees of $50 per transaction involvingMortgage-backed Securities; and

(iv)           Custody account fees based on the Agent’s schedule of chargesand fees that are customary for similar services.”

(i)           Amendment to Section 6.2.  Section 6.2 of the Credit Agreement is hereby amended by adding a new subsection (j) thereto as follows:

“(j)           Within three (3) Business Day of the Borrower’s receipt thereof, copies of any letters or communications from Freddie Mac or Fannie Mae informing the Borrower of events resulting in a reduction or dilution of business arrangements with such entity.”

(j)           Amendment to Section 8.1.  Section 8.1 of the Credit Agreement is hereby amended by deleting the word “or” at the end of subsection (p) thereof in its entirety, deleting the period at the end of subsection (q) thereof and replacing it with “; or” and adding a new subsection (r) immediately thereafter as follows:

“(r)           Failure of Centerline Holding Company, a Delaware business trust, to pay, or any default in the payment of any principal or interest on, any indebtedness for borrowed money beyond any period of grace provided; or breach or default with respect to any other material term of any other indebtedness for money borrowed under the loan agreement, mortgage, indenture or other agreement relating thereto, if the effect of such failure, default or breach is to cause, or to permit the holder or holder thereof (or a trustee on behalf of such holder or holders) to cause, such indebtedness of Centerline Holding Company to become or be declared due prior to its stated maturity (upon the giving or receiving of Notice, lapse of time, both or otherwise).

(k)          Amendment to Exhibit A.  Exhibit A to the Credit Agreement is hereby amended by deleting it in its entirety and replacing in its stead the revised Exhibit A attached to this Amendment.

(l)           Amendment to Exhibit B.  Exhibit B to the Credit Agreement is hereby amended by deleting it in its entirety and replacing in its stead the revised Exhibit B attached to this Amendment.

(m)          Amendment to Exhibit C.  Exhibit C to the Credit Agreement is hereby amended by deleting it in its entirety and replacing in its stead the revised Exhibit C attached to this Amendment.

(n)           Amendment to Exhibit G.  Exhibit G to the Credit Agreement is hereby amended by deleting it in its entirety and replacing in its stead the revised Exhibit G attached to this Amendment.

(o)           Amendment to Disclosure Schedules of Borrowers.  The Borrowers’ disclosure schedules to the Credit Agreement, including, without limitation, Schedule 5.4, Schedule 5.22, Schedule 6.10, Schedule 7.16 and Schedule 7.17, are hereby amended by deleting them in their entirety and replacing in their stead the revised disclosure schedules attached to this Amendment as Attachment A.

Section 4.                                Waiver of Compliance with Section 7.18.  In accordance with Section 11.4 of the Credit Agreement, and notwithstanding anything in the Credit Agreement to the contrary, the Agent and the Lenders hereby agree to waive (i) compliance with Section 7.18 of the Loan Agreement and (ii) any Default under the Credit Agreement or any Loan Document which may have resulted or may result from the Borrowers’ non-compliance with Section 7.18, solely to the extent that such non-compliance relates to the Borrowers’ grant of a security interest in existing and future Servicing Contracts to BofA in connection with that certain Amended and Restated Revolving Credit and Term Loan Agreement, dated as of December 19, 2008, by and among Centerline Holding Company and Centerline Capital Group Inc., as the borrowers, the guarantors and lenders party thereto from time to time and BofA, as agent on behalf of the lenders.  For the sake of clarity, the foregoing waiver does not and shall not create, give rise to or permit the grant of a security interest in any Servicing Contract if the grant of a security interest therein is prohibited thereby or would constitute a breach or default thereunder or would result in the termination thereof (including, by way of example, Servicing Contracts pursuant to which CMC or CMP service Mortgage Loans transferred to Freddie Mac or Fannie Mae).

Section 5.        Consent to Transfer of Assets from CMC to CMP.  In accordance with Section 7.12 of the Credit Agreement, and in reliance upon the description of such transaction provided to the Agent in that certain Letter Agreement re: Collateral for Reimbursement Obligations under Master Agreements with Freddie Mac, dated as of April 30, 2009, by and among Freddie Mac and CMC, a copy of which is attached hereto as Attachment B (the “Letter Agreement”), the Required Lenders hereby consent to CMC’s transfer of those certain mortgage servicing rights of CMC relating to its business with Freddie Mac, as set forth on Attachment C hereto (the “Freddie MSRs”), to CMP in connection with Freddie Mac permitting CMP to originate and service loans for Freddie Mac without obtaining additional letters of credit or third party guarantees in support of CMP’s credit.

Section 6.         Representations and Warranties.  The Borrowers, jointly and severally, represent and warrant to the Lenders as of the effective date of this Amendment that, assuming the due execution and delivery of this Amendment: (a) no Default or Event of Default is in existence, from and after, or will result from, the execution and delivery of this Amendment or the consummation of any transactions contemplated hereby; (b) each of the representations and warranties of the Borrowers in the Credit Agreement and the other Loan Documents is true and correct in all material respects on the effective date of this Amendment (except for representations and warranties limited as to time or with respect to a specific event, which representations and warranties shall continue to be limited to such time or event); and (c) this Amendment and the Credit Agreement (as amended by this Amendment) are legal, valid and binding agreements of the Borrowers and are enforceable against them in accordance with their terms.

Section 7.         Ratification.  Except as hereby amended, the Credit Agreement, all other Loan Documents and each provision thereof are hereby ratified and confirmed in every respect and shall continue in full force and effect, and this Amendment shall not be, and shall not be deemed to be, a waiver of any Default or Event of Default or of any covenant, term or provision of the Credit Agreement or the other Loan Documents.

Section 8.         Conditions Precedent.  The agreements set forth in this Amendment are conditional and this Amendment shall not be effective until receipt by the Agent of the following: (i) a fully-executed counterpart original of this Amendment and (ii) payment by the Borrowers of the fees referenced in the side letter of even date herewith between the Borrowers and the Agent, and all of the Agent’s other fees, costs and expenses associated with the preparation, negotiation, execution and delivery and administration of this Amendment and the Credit Agreement accrued through the date hereof, including, without limitation, the Agent’s attorneys’ fees.

Section 9.          Counterparts.  This Amendment may be executed and delivered in any number of counterparts with the same effect as if the signatures on each counterpart were upon the same instrument.

Section 10.        Amendment as Loan Document.  Each party hereto agrees and acknowledges that this Amendment constitutes a “Loan Document” under and as defined in the Credit Agreement.

Section 11.        Governing Law.  This Amendment shall in all respects be governed, construed, applied and enforced in accordance with the internal laws of the State of New York without regard to principles of conflicts of laws.

Section 12.        Successors and Assigns.  This Amendment shall be binding upon each of the Borrowers, the Lenders, the Agent and their respective successors and assigns, and shall inure to the benefit of each of the Borrowers, the Lenders and the Agent.

Section 13.         Headings.  Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

Section 14.         Expenses.  Each Borrower jointly and severally agrees to promptly reimburse the Agent and the Lenders for all expenses, including, without limitation, reasonable fees and expenses of outside legal counsel, it has heretofore or hereafter incurred or incurs in connection with the preparation, negotiation and execution of this Amendment and all other instruments, documents and agreements executed and delivered in connection with this Amendment.

Section 15.         Integration.  This Amendment contains the entire understanding of the parties hereto with regard to the subject matter contained herein.  This Amendment supersedes all prior or contemporaneous negotiations, promises, covenants, agreements and representations of every nature whatsoever with respect to the matters referred to in this Amendment, all of which have become merged and finally integrated into this Amendment.  Each of the parties hereto understands that in the event of any subsequent litigation, controversy or dispute concerning any of the terms, conditions or provisions of this Amendment, no party shall be entitled to offer or introduce into evidence any oral promises or oral agreements between the parties relating to the subject matter of this Amendment not included or referred to herein and not reflected by a writing included or referred to herein.

Section 16.          No Course of Dealing.  The Agent and the Lenders have entered into this Amendment on the express understanding with the Borrowers that in entering into this Amendment the Agent and the Lenders are not establishing any course of dealing with the Borrowers.  The Agent’s and the Lenders’ rights to require strict performance with all of the terms and conditions of the Credit Agreement and the other Loan Documents shall not in any way be impaired by the execution of this Amendment.  None of the Agent and the Lenders shall be obligated in any manner to execute any further amendments or waivers and if such waivers or amendments are requested in the future, assuming the terms and conditions thereof are satisfactory to them, the Agent and the Lenders may require the payment of fees in connection therewith.  Each of the Borrowers agrees that none of the ratifications and reaffirmations set forth herein, nor the Agent’s nor any Lender’s solicitation of such ratifications and reaffirmations, constitutes a course of dealing giving rise to any obligation or condition requiring a similar or any other ratification or reaffirmation from the Borrowers with respect to any subsequent modification, consent or waiver with respect to the Credit Agreement or any other Loan Document.

Section 17.           Waiver and Release.

(a)           The Borrowers acknowledge and agree that, to their knowledge, as of the date hereof:  (i) none of the Borrowers have any claim or cause of action against the Agent or the Lenders arising out of, under or in any way relating to the Credit Agreement or the Loan Documents (including this Amendment), any documents, instruments, agreements, dealings or other matters in connection with the Loan Documents, the transactions contemplated by the Loan Documents, or any actions taken or not taken by the Agent or the Lenders in connection therewith; (ii) none of the Borrowers have any offset rights, counterclaims or defenses of any kind against payment and performance of the obligations under the Loan Documents; and (iii) the Agent and the Lenders have heretofore properly performed and satisfied in a timely manner all of their obligations to the Borrowers under the Loan Documents.

(b)           In consideration of the amendments provided by and the covenants of the Agent and the Lenders herein, the Borrowers agree to eliminate any possibility that any past conditions, acts, omission, events, circumstances or matters, of which any of the Borrowers have knowledge as of the date hereof, would impair or otherwise adversely affect any of the rights, interests, contracts, collateral security or rights and remedies of the Agent or the Lenders under the Loan Documents.  Therefore, each of the Borrowers, on their own behalf and on behalf of each of their respective successors and assigns, hereby waives, releases and discharges the Agent and the Lenders, from any and all claims, demands, actions or causes of action of which any of the Borrowers have knowledge on or before the date hereof and arising out of, under or in any way relating to the Loan Documents (including this Amendment), any documents instruments, agreements, dealings or other matters connected with the Loan Documents, the transactions contemplated by the Loan Documents or any actions taken or not taken by the Agent or the Lenders in connection therewith, including, without limitation, all matters, claims, transactions or things occurring on or prior to the date hereof of which any of the Borrowers have knowledge.  The waivers, releases and discharges in this paragraph shall be effective regardless of any other event that may occur or not occur prior to, or on or after the date hereof.

Section 18.           Jury Trial Waiver.  THE BORROWERS, THE AGENT AND THE LENDERS BY ACCEPTANCE OF THIS AMENDMENT MUTUALLY HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AMENDMENT, THE CREDIT AGREEMENT, OR ANY OTHER CREDIT DOCUMENT CONTEMPLATED TO BE EXECUTED IN CONNECTION HEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY, INCLUDING, WITHOUT LIMITATION, ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS OR ACTIONS OF AGENT OR ANY LENDER RELATING TO THE ADMINISTRATION OF THE LOAN OR ENFORCEMENT OF THE LOAN DOCUMENTS, AND AGREE THAT NO PARTY WILL SEEK TO CONSOLIDATE ANY SUCH ACTION WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED.

[Remainder of the page intentionally left blank – Signatures appear on next page]

in witness whereof, the undersigned have executed and delivered this Amendment as of the date first set forth above.

BORROWERS:	CENTERLINE MORTGAGE CAPITAL INC.
By:
(Signature)

(Printed Name and Title)
CENTERLINE MORTGAGE PARTNERS INC.
By:
(Signature)

(Printed Name and Title)

AGENT AND LENDER:	BANK OF AMERICA, N.A.
By:
(Signature)

(Printed Name and Title)

Signature Page to Amendment No. 1 to Amended and Restated Warehousing Credit and Security Agreement

SCHEDULE 1:  LENDERS AND COMMITMENTS

Lender	Commitment Amount	Address for Notices	Address for Advance Requests
Bank of America, N.A.	$100,000,000.00

Bank of America, N.A.
One Federal Street, 4th Floor
Mail Code :  MA5-503-04-16
Boston, Massachusetts 02110
Attn:: Mr. John F. Simon
  Senior Vice President
email: john.f.simon@bankofamerica.com
telephone: 617-346-4272

Bank of America, N.A.
One Federal Street, 4th Floor
Mail Code :  MA5-503-04-16
Boston, Massachusetts 02110

Attn:  Pauline Lettieri
          Assistant Vice President
email:  pauline.lettieri@bankofamerica.com
telephone: 617-346-4008

Attn:   Jordan A. Casella
           Vice President
email:  jordan.a.casella@bankofamerica.com
telephone:  617-346-0733

EXHIBIT A:  ADVANCE REQUEST

______________________________________________________________________________

Centerline Mortgage Capital Inc. and Centerline Mortgage Partners Inc.

Date of Request: _____________ ___, 2008

The undersigned hereby gives Notice pursuant to that certain Warehousing Credit and Security Agreement dated as of May 30, 2008 (as amended and/or restated from time to time) of its request to have the following Advance made to it on ______________, 2009.

ELIGIBLE LOAN TYPE:                  □ FANNIE MAE DUS MORTGAGE LOAN
    □ OTHER FANNIE MAE MORTGAGE LOAN
    □ FREDDIE MAC MORTGAGE LOAN
    □ FHA CONSTRUCTION MORTGAGE LOAN
    □ FHA PROJECT MORTGAGE LOAN

STATUS OF ELIGIBLE LOAN:       □ FIRST MORTGAGE LOAN
    □ SECOND MORTGAGE LOAN (if permitted)
    □ THIRD MORTGAGE LOAN (if permitted)

Loan No.: ____________________________                                                                                     Warehouse Date: _____________________
Project Name: _________________________                                                                                     Contract/Pool No.: ____________________
Project State and Zip Code: ______________

Mortgage Note Amount: ________________                                                                                     Interest Rate: ________________________
Mortgage Note Date: ___________________
Advance Amount: __________

Approved Warehouse Amount: ___________                                                                                     Endorsement Amount: _________________
Cumulative Endorsement Amount: ________

Investor: ___________________________                                                                                     Expiration Date: ______________________
Committed Purchase Price: ______________

Title Company/Closing Agent: ____________________________________________________
Title Contact Person:  __________________                                                                           Phone No.: __________________________
Title Company Address: _________________________________________________________

Security Rate: ___________                                                      Issue Rate: ______________                                                      Maturity Date: _________________

WIRE TRANSFER INFORMATION

WIRE #1

Wire Amount: ________________________                                                                                     Date of Wire: ________________________

Receiving Bank: ______________________                                                                                     ABA No.: ___________________________

City & State: _________________________

Credit Account Name: __________________                                                                                     Number: ____________________________

Advise: ______________________________                                                                                     Phone: _____________________________

Email Address:

WIRE #2

Wire Amount: ________________________                                                                                     Date of Wire: ________________________

Receiving Bank: ______________________                                                                                     ABA No.: ___________________________

City & State: _________________________

Credit Account Name: __________________                                                                                     Number: ____________________________

Advise: ______________________________                                                                                     Phone: _____________________________

Email Address:

As applicable, ______________________________ (the “Borrower”) hereby grants a security interest to Bank of America, N.A., as Agent (the “Agent”) for a syndicate of Lenders (the “Lenders”), in all of Borrower’s right, title and interest in and to the Mortgage Loan described above and all related Collateral pursuant to Section 3.1 of that certain Amended and Restated Warehousing Credit and Security Agreement, dated as of May 30, 2008, among the Borrower, the Agent and the Lenders (as amended, restated, renewed or replaced, the “Agreement”). Capitalized terms used in this Advance Request without further definition have the meanings set forth in the Agreement.

The undersigned represents and warrants as follows:

(a)           The Advance requested hereby complies with the requirements of the Agreement.

(b)           Each representation and warranty made under Section 5 of the Agreement is true and correct at and as of the date hereof and (except to the extent the undersigned gives Notice to the Agent to the contrary prior to 5:00 p.m. on the Business Day before the requested date for the making of the Advance) will be true and correct at and as of the time the Advance is made, in each case both with and without giving effect to the Advance and the application of the proceeds thereof, except to the extent of changes resulting from transactions contemplated and permitted by this Agreement and the other Loan Documents and changes occurring in the ordinary course of business that singly or in the aggregate could not reasonably be expected to result in a Material Adverse Change and except to the extent that such representations and warranties relate expressly to an earlier date.

(c)           No Default has occurred and is continuing as of the date hereof or would result from the making of the Advance or from the application of the proceeds thereof if the Advance was made on the date hereof, and (except to the extent the undersigned gives Notice to the Agent to the contrary prior to 5:00 p.m. on the Business Day before the requested date for the making of the Advance) no Default will have occurred and be continuing at the time the Advance is to be made or would result from the making of the Advance or from the application of the proceeds thereof.

(d)           Borrower agrees to cause the Mortgage Note(s) and all other required Collateral Documents to be delivered to the Agent no later than the first Business Day after the date of the Advance made to fund the Mortgage Loan or the second Business Day after the date of the Advance if delivery is not practical due to the time of the settlement; provided that the foregoing is not applicable where Freddie Mac is the Investor, as Freddie Mac requires the Mortgage Note and all required Collateral Documents to be delivered to their office on or before the delivery date.  The Mortgage Note will be forwarded to the Agent for endorsement immediately following closing.  The Agent will then forward the original Mortgage Note to Freddie Mac.

CENTERLINE MORTGAGE CAPITAL INC. By: ________________________________ (Signature) Its: ________________________________ (Printed Name and Title)	CENTERLINE MORTGAGE PARTNERS INC. By: ________________________________ (Signature) Its: ________________________________ (Printed Name and Title)

EXHIBIT B:  ELIGIBLE LOANS AND OTHER ASSETS

Lenders’ obligation to make Advances under Section 2 of the Agreement is subject to the following limitations (in addition to all other limitations, terms and conditions set forth in the Agreement):

1.
No Advance will be made against any Mortgage Loan that has been previously sold or pledged to obtain financing (whether or not such financing constitutes Debt) under another warehousing financing arrangement or a Gestation Agreement.

2.	No Advance will be made against any Mortgage Loan that Agent reasonably believes may be based on untrue, incomplete or inaccurate or fraudulent information or may otherwise be subject to fraud.

3.	No Advance will be made against a Mortgage Loan if the Advance will exceed the Advance Rate applicable to that type of Eligible Loan at the time it is pledged.

4.
No Advance will be made against any Mortgage Loan originated and funded by a third party (other than with funds provided by Borrower at closing to purchase the Mortgage Loan) and subsequently purchased by such Borrower.

5.	No Advance will be made against a Special Fannie Mae Mortgage Loan.

6.
No Advance will be made against an FHA Construction Mortgage Loan unless (A) Agent has at one time had or will obtain (as provided in Exhibit C-3) possession of the related Mortgage Note and (B) the related Mortgage Note is in the possession of a Person other than the Borrower or an Affiliate of the Borrower.

ELIGIBLE LOANS AND TERMS OF ADVANCES

Subject to compliance with the terms and limitations set forth below and the terms, representations and warranties and the covenants in the Agreement (including applicable Exhibits), each of the following Mortgage Loans is an Eligible Loan for purposes of the Agreement:

1.         Fannie Mae DUS Mortgage Loan

(a)	Definition.
A permanent Mortgage Loan on a Multifamily Property originated under Fannie Mae’s Delegated Underwriting and Servicing Guide, including, without limitation, a Mortgage Loan secured by a mobile/manufactured home park.

(b)	Subordinate Mortgage Loan:	Permitted.

(c)	Sublimit:	No Limit.

(d)	Committed/Uncommitted:	Purchase Commitment required.

(e)	Advance Rate:	100% of the lesser of (i) the Mortgage Note Amount or (ii) the Committed Purchase Price.

(f)	Warehouse Period:	60 days for cash transactions. 60 days for an Agency Security issued by Fannie Mae.

(g)	Shipped Period:	45 days for cash transactions. 60 days for an Agency Security issued by Fannie Mae.

2.        Other Fannie Mae Mortgage Loan

(a)	Definition.
A permanent Mortgage Loan on a Multifamily Property covered by a Purchase Commitment issued by Fannie Mae (other than a Fannie Mae DUS Mortgage Loan or a Special Fannie Mae Mortgage Loan), including, without limitation, a Mortgage Loan secured by a mobile/manufactured home park.

(b)	Subordinate Mortgage Loan:	Permitted.

(c)	Sublimit:	No limit.

(d)	Committed/Uncommitted:	Purchase Commitment required.

(e)	Advance Rate:	100% of the lesser of (i) the Mortgage Note Amount or (ii) the Committed Purchase Price.

(f)	Warehouse Period:	60 days for cash transactions. 60 days for an Agency Security issued by Fannie Mae.

(g)	Shipped Period:	45 days for cash transactions. 60 days for an Agency Security issued by Fannie Mae.

3.           FHA Project Mortgage Loan

(a)	Definition. A permanent FHA fully-insured Mortgage Loan on a Multifamily Property.

(b)	Subordinate Mortgage Loan:	Second Mortgage Loans permitted.

(c)	Sublimit:	No limit.

(d)	Committed/Uncommitted:	Purchase Commitment required.

(e)	Advance Rate:	100% of the lesser of (i) the Mortgage Note Amount or (ii) the Committed Purchase Price.

(f)	Warehouse Period:	60 days.

(g)	Shipped Period:	45 days.

4.           FHA Construction Mortgage Loan

(a)	Definition.
An FHA fully insured Mortgage Loan for the construction or rehabilitation of either (a) a Multifamily Property or other Mortgaged Property, or (b) as described in Section 232 of the National Housing Act (12 U.S.C. 1715w), a nursing home, intermediate care facility, board and care home, or assisted-living facility, in either case, originated in compliance with FHA requirements applicable to such Mortgage Loan.

(b)	Subordinate Mortgage Loan:	Not permitted.

(c)	Sublimit:	No limit.

(d)	Committed/Uncommitted:	Purchase Commitment required.

(e)	Advance Rate:	100% of the lesser of (i) the Mortgage Note Amount or (ii) the Committed Purchase Price.

(f)	Warehouse Period:	60 days.

(g)	Shipped Period:	45 days.

5.           Freddie Mac Mortgage Loan

(a)	Definition.	A permanent Mortgage Loan on a Multifamily Property covered by a Purchase Commitment issued by Freddie Mac.

(b)	Subordinate Mortgage Loan:	Permitted.

(c)	Sublimit:	No limit.

(d)	Committed/Uncommitted:	Purchase Commitment required.

(e)	Advance Rate:	100% of the lesser of (i) the Mortgage Note Amount or (ii) the Committed Purchase Price.

(f)	Warehouse Period:	60 days.

(g)	Shipped Period:	45 days

EXHIBIT C:  PROCEDURES AND DOCUMENTATION

•	Exhibit C-1: Procedures and Documentation for Warehousing Freddie Mac Mortgage Loans

•	Exhibit C-2: Procedures and Documentation for Warehousing Fannie Mae Mortgage Loans

•	Exhibit C-3: Procedures and Documentation for Warehousing FHA Mortgage Loans

EXHIBIT C-1

PROCEDURES AND DOCUMENTATION FOR WAREHOUSING FREDDIE MAC MORTGAGE LOANS

Capitalized terms used in this Exhibit without further definition have the meanings set forth in the Amended and Restated Mortgage Warehousing Credit and Security Agreement dated as of May 30, 2008 (as amended and/or restated from time to time, and as any provision thereof may be waived, the “Agreement”) among Centerline Mortgage Capital Inc., a Delaware corporation, Centerline Mortgage Partners Inc., a Delaware corporation, the lenders from time to time party hereto as defined on Schedule 1 (together with any successors and assigns thereof, being hereinafter referred to individually as a “Lender” and collectively as the “Lenders”) and Bank of America, N.A., in its capacity as one of the Lenders and as agent (it and its successors in that capacity called the “Agent”) for the Lenders

All documentation delivered pursuant to this Exhibit must be satisfactory to the Agent in its sole discretion.

Freddie Mac form numbers used in this Exhibit are for convenience only and Borrower must use the equivalent forms required at the time of delivery of a Pledged Loan.

I.           AT LEAST 3 BUSINESS DAYS PRIOR TO THE ADVANCE DATE:

The Agent must receive an electronic mail from an Authorized Representative of Borrower, providing the following information on the Pledged Loan:

(a)	Mortgagor’s name.

(b)	Project name.

(c)	Borrower’s case/loan number.

(d)	Expected Advance date.

(e)	Mortgage Note Amount.

(f)
Name, street address, e-mail address, telephone number and telecopier number of Borrower’s closing attorney, title company or settlement attorney and contact person.  Must identify who will be responsible for custody of closing documents and delivery of required items to Agent.

Upon receipt of such electronic mail, in form and substance satisfactory to Agent, Agent will issue its escrow instructions letter to the specified Borrower’s closing attorney, title company and/or the settlement attorney, which will include wiring information, bailee clauses and contact information at the Agent for the delivery of the original Mortgage Note and related Collateral Documents.

II.        AT LEAST 1 BUSINESS DAY PRIOR TO THE ADVANCE DATE:

The Agent must receive the following:

(a)
An original, facsimile or electronic copy of an Advance Request (Exhibit A to the Agreement) executed by an Authorized Representative of Borrower (facsimile or electronic copy is acceptable for funding, with the original to be forwarded via overnight mail).

(b)	A copy of the executed Purchase Commitment for the Pledged Loan (which must conform to requirements of the Agreement).

(c)
A copy of the Agent’s escrow instructions letter to the title company and/or the settlement attorney, countersigned by an authorized representative of the title company or the settlement attorney involved with the transaction.

(d)	Original assignment of the Mortgage, endorsed by Borrower in blank, in recordable form but unrecorded (copy is acceptable for funding, with the original to be forwarded via overnight mail).

(e)
Original assignment of security agreement, if applicable, endorsed by Borrower in blank, in recordable form but unrecorded (copy is acceptable for funding, with original to be forwarded via overnight mail).

(f)	Copies of the UCC financing statements to be filed by Borrower against the mortgagor(s).

(g)	Closing settlement statement, if available (otherwise must be delivered on the date of the Advance, prior to funding).

No Advance will be made by the Lenders prior to the Agent’s receipt of all Collateral Documents required under Section II above or otherwise required under the Agreement.  The Agent shall have a reasonable time (1 Business Day under ordinary circumstances) to examine the Advance Request and the applicable Collateral Documents before the Lenders shall fund the requested Advance, and the Agent may reject any Mortgage Loans that does not meet the requirements of this Exhibit, the Agreement or of the related Purchase Commitment.

Borrower must hold or cause the applicable title company, settlement attorney or Borrower’s closing attorney to hold, in trust and as agent and bailee for Agent, those original Collateral Documents of which only copies are required to be delivered to the Agent under this Exhibit.  Promptly upon request by Agent or, if the recorded Collateral Documents have not yet been returned from the recording office, promptly upon receipt by Borrower or its custodian of those recorded Collateral Documents, Borrower must deliver or cause its custodian to deliver to Agent any or all of the original Collateral Documents.

Agent will, upon compliance by the Borrower with the terms of the Loan Documents, deposit the Advance into the Funding Account, for disbursement by Borrower to the title company or settlement attorney.

The Advance, when wired by the Borrower to the title company or the settlement attorney, shall be held in an escrow account of the title company or the settlement attorney and disbursed in accordance with the closing letter of the Borrower or its counsel when authorized by the Agent in its escrow instruction letter.

Disbursement will be authorized only after the Borrower’s closing attorney, title company or settlement attorney, as applicable, takes possession, on behalf of the Agent, for the benefit of the Lenders, of the signed Mortgage Note, endorsed by the Borrower in blank and without recourse, and the title company is prepared to issue its title insurance policy.  Immediately after disbursement, Borrower’s closing attorney, the title company or settlement attorney, as applicable, shall be required to transmit the Mortgage Note and certified true copy of the title insurance policy directly to the Agent.  In the event the Pledged Loan is not closed and the related Mortgage recorded by 3:00 p.m. on the date of the Advance, the title company or the settlement attorney must return the Advance to the Cash Collateral Account promptly and in any event no later than the 1st Business Day following the date of the Advance.

The foregoing arrangements, permitting funding of the Advance when the Mortgage Note has been delivered to a third person on behalf of, and as agent and bailee for, the Agent, and before the Mortgage Note is received by the Agent, for the benefit of the Lenders, are for the convenience of the Borrower.  All risk of loss or nondelivery of the Mortgage Note is that of the Borrower, and neither the Agent nor the Lenders shall have any liability or responsibility therefor.

III.	ON THE FIRST BUSINESS DAY AFTER THE ADVANCE DATE (or the Second Business Day after the date of the Advance if delivery is not practical due to the time of the settlement):

The Agent must receive the following:

(a)	The original Mortgage Note, endorsed by Borrower in blank and without recourse.

(b)	Originals of assignment of the Mortgage and assignment of the security agreement (if not previously delivered).

(c)	A copy of the title insurance policy or the title insurance commitment to issue a policy marked to show the final policy exceptions, which:

(1)	Contains recording information filed on the schedules pertaining to the Pledged Loan and, if applicable, UCC financing statements;

(2)	Names as insured Borrower and/or the Investor, and their successors and assigns, as their interests may appear;

(3)	Shows effective date and time which is as of the date and time of disbursement of the Advance from escrow; and

(4)	Sets forth an insured amount which is equal to or greater than the Advance amount.

IV.	AT LEAST 1 BUSINESS DAYS BEFORE INVESTOR/APPROVED CUSTODIAN MUST RECEIVE PLEDGED LOAN:

The Agent must receive the following:

(a)	Signed shipping instructions from the Borrower to the Agent for the delivery of the Pledged Loan, including the following:

(1)	Name and address of the contact person at Investor or the Approved Custodian to which the Collateral Documents are to be shipped, the desired shipping date and the preferred method of delivery;

(2)	Name of project securing the Pledged Loan;

(3)	Date by which the Investor or the Approved Custodian must receive the Pledged Loan;

(4)	Instructions for endorsement of the Mortgage Note;

(5)
For cash payments, the signed original Wire Transfer Authorization for a Cash Warehouse Delivery (Multifamily) (Freddie Mac Form 987), showing Lender as warehouse lender and specifying the Cash Collateral Account as the receiving account for loan purchase proceeds; and

(6)	Completed, but not signed, Warehouse Lender Release of Security Interest (Multifamily) (Freddie Mac Form 996), to be signed by Lender.

(b)	The remainder of the documents required for shipping to the Investor or the Approved Custodian as specified by the Investor or the Approved Custodian or in the Freddie Mac Seller/Servicer Guide.

Unless otherwise agreed in writing with Borrower, the Agent exclusively will deliver the Mortgage Note and other original Collateral Documents required by this Exhibit evidencing the Pledged Loan to an Investor or an Approved Custodian.  Upon instruction by Borrower, the Agent will complete the endorsement of the Mortgage Note.  The Agent will deliver the Mortgage Note and the other documents required for shipping to the Investor or the Approved Custodian as specified by the Investor or Approved Custodian or in the Freddie Mac Seller/Servicer Guide to the Investor that issued the Purchase Commitment for the Pledged Loan or to an Approved Custodian for the Investor.

Cash proceeds of the sale of a Pledged Loan will be deposited into the Cash Collateral Account and applied to the related Advances.  As long as no Default or Event of Default exists, Agent will return any excess proceeds from the sale of a Pledged Loan, after repayment of the related Advances, to Borrower (by transfer to the Operating Account), unless otherwise instructed in writing by Borrower.

EXHIBIT C-2

PROCEDURES AND DOCUMENTATION FOR WAREHOUSING FANNIE MAE DUS AND OTHER FANNIE MAE MORTGAGE LOANS

Capitalized terms used in this Exhibit without further definition have the meanings set forth in the Amended and Restated Mortgage Warehousing Credit and Security Agreement dated as of May 30, 2008 (as amended and/or restated from time to time, and as any provision thereof may be waived, the “Agreement”) among Centerline Mortgage Capital Inc., a Delaware corporation, Centerline Mortgage Partners Inc., a Delaware corporation, the lenders from time to time party hereto as defined on Schedule 1 (together with any successors and assigns thereof, being hereinafter referred to individually as a “Lender” and collectively as the “Lenders”) and Bank of America, N.A., in its capacity as one of the Lenders and as agent (it and its successors in that capacity called the “Agent”) for the Lenders

All documentation delivered pursuant to this Exhibit must be satisfactory to the Agent in its sole discretion.

Fannie Mae form numbers used in this Exhibit are for convenience only and Borrower must use the equivalent forms required at the time of delivery of a Pledged Asset.

I.          AT LEAST THREE (3) BUSINESS DAYS PRIOR TO THE ADVANCE DATE:

The Agent must receive an electronic mail from an Authorized Representative of Borrower, providing the following information on the Pledged Loan:

(a)        Mortgagor’s name;

(b)        Project name;

(c)        The Borrower’s case/loan number;

(d)        Expected Advance date;

(e)        Mortgage Note Amount;

(f)
Name, address, telephone and facsimile of title company or settlement attorney and contact person.  Must identify who will be responsible for custody of closing documents and delivery of required items to Agent.

Upon receipt of such electronic mail, in form and substance satisfactory to Agent, Agent will issue its escrow instructions letter to the specified title company and/or the settlement attorney, which will include wiring information, bailee clauses and contact information at the Agent for the delivery of the original Mortgage Note and related Collateral Documents.

II.         AT LEAST 1 BUSINESS DAY PRIOR TO THE ADVANCE DATE:

The Agent must receive the following:

(a)
An original, facsimile or electronic copy of an Advance Request (Exhibit A to the Agreement) executed by an Authorized Representative of Borrower (facsimile or electronic copy is acceptable for funding, with the original to be forwarded via overnight mail).

(b)	A copy of the confirmed Fannie Mae Multifamily Commitment and Delivery printed from the C&D System for either a cash or Mortgage-Backed Security transaction.

(c)	If a Mortgage-backed Security is to be issued, a copy of the executed Purchase Commitment for the Pledged Security (which must conform to the requirements of the Agreement).

(d)
A copy of the Agent’s escrow instructions letter to the title company and/or the settlement attorney, countersigned by an authorized representative of the title company or the settlement attorney involved with the transaction.

(e)	Original assignment of the Mortgage, endorsed by Borrower in blank, in recordable form but unrecorded (copy is acceptable for funding, with the original to be forwarded via overnight mail).

(f)
Original assignment of security agreement, if applicable, endorsed by Borrower in blank, in recordable form but unrecorded (copy is acceptable for funding, with original to be forwarded via overnight mail).

(g)	Copies of the UCC financing statements to be filed by Borrower against the mortgagor(s).

(h)	Closing settlement statement, if available (otherwise must be delivered on the date of the Advance, prior to funding).

No Advance will be made by the Lenders prior to the Agent’s receipt of all Collateral Documents required under Section II above or otherwise required under the Agreement.  The Agent shall have a reasonable time (1 Business Day under ordinary circumstances) to examine the Advance Request and the applicable Collateral Documents before the Lenders shall fund the requested Advance, and the Agent may reject any Mortgage Loans that does not meet the requirements of this Exhibit, the Agreement or of the related Purchase Commitment.

Borrower must hold or cause the applicable title company or settlement attorney to hold, in trust and as agent and bailee for Agent, those original Collateral Documents of which only copies are required to be delivered to the Agent under this Exhibit.  Promptly upon request by Agent or, if the recorded Collateral Documents have not yet been returned from the recording office, immediately upon receipt by Borrower or its custodian of those recorded Collateral Documents, Borrower must deliver or cause its custodian to deliver to Agent any or all of the original Collateral Documents.

Agent will, upon compliance by the Borrower with the terms of the Loan Documents, deposit the Advance into the Funding Account, for disbursement by Borrower to the title company or settlement attorney.

The Advance, when wired by the Borrower to the title company or the settlement attorney, shall be held in an escrow account of the title company or the settlement attorney and disbursed in accordance with the closing letter of the Borrower or its counsel when authorized by the Agent in its escrow instruction letter.

Disbursement will be authorized only after the title company or settlement attorney takes possession, on behalf of the Agent, for the benefit of the Lenders, of the signed Mortgage Note, endorsed by the Borrower in blank and without recourse, and the title company is prepared to issue its title insurance policy.  Immediately after disbursement, the title company or settlement attorney shall be required to transmit the Mortgage Note and certified true copy of the title insurance policy directly to the Agent.  In the event the Pledged Loan is not closed and the related Mortgage recorded by 3:00 p.m. on the date of the Advance, the title company or the settlement attorney must return the Advance to the Cash Collateral Account promptly and in any event no later than the 1st Business Day following the date of the Advance.

The foregoing arrangements, permitting funding of the Advance when the Mortgage Note has been delivered to a third person on behalf of, and as agent and bailee for, the Agent, and before the Mortgage Note is received by the Agent, for the benefit of the Lenders, are for the convenience of the Borrower.  All risk of loss or nondelivery of the Mortgage Note is that of the Borrower, and neither the Agent nor the Lenders shall have any liability or responsibility therefor.

III.	ON THE FIRST BUSINESS DAY AFTER THE ADVANCE DATE (or the Second Business Day after the date of the Advance if delivery is not practical due to the time of the settlement):

The Agent must receive the following:

(a)	The original Mortgage Note, endorsed by Borrower in blank and without recourse.

(b)	Originals of assignment of the Mortgage and assignment of the security agreement (if not previously delivered).

(c)	A copy of the title insurance policy or the title insurance commitment to issue a policy marked to show the final policy exceptions, which:

(1)	Contains recording information filed on the schedules pertaining to the Pledged Loan and, if applicable, UCC financing statements;

(2)	Names as insured Borrower and/or the Investor, and their successors and assigns, as their interests may appear;

(3)	Shows effective date and time which is as of the date and time of disbursement of the Advance from escrow; and

(4)	Sets forth an insured amount which is equal to or greater than the Advance amount.

IV.	AT LEAST 1 BUSINESS DAYS BEFORE INVESTOR/APPROVED CUSTODIAN MUST RECEIVE PLEDGED LOAN):

The Agent must receive the following:

(a)	Signed shipping instructions for the delivery of the Pledged Loan including the following:

(1)	Name and address of the Investor or the Approved Custodian to which the Collateral Documents are to be shipped, the desired shipping date and the preferred method of delivery.

(2)	Name of project securing the Pledged Loan.

(3)	Date the Investor or the Approved Custodian must receive the Pledged Loan.

(4)	Instructions for endorsement of the Mortgage Note.

(5)
For cash payments, the signed original Wire Transfer Request (Fannie Mae Form 4639) or Fannie Mae Wiring Instructions from the C&D System, specifying the applicable Cash Collateral Account as the receiving account for loan purchase proceeds.

(6)	Executed bailee letter with the appropriate applicable Schedule A (in form approved by Fannie Mae and the Agent).

(7)
If a Mortgage-backed Security is to be issued by Fannie Mae, a copy of the Fannie Mae Wiring Instructions from the C&D system, instructing Fannie Mae to issue the Mortgage-backed Security in Borrower’s name and to deliver the Pledged Security to Agent’s custody account.

(8)	If a Mortgage-backed Security is to be issued, completed and signed Security Delivery Instructions, in the form attached as Schedule I to this Exhibit.

(b)	The remainder of the documents required for shipping to Investor/Approved Custodian as specified by Investor or in Fannie Mae’s Delegated Underwriting and Servicing Guide.

Agent exclusively will deliver the Mortgage Note and other original Collateral Documents evidencing the Pledged Loan to Investor/Approved Custodian, unless otherwise agreed in writing with Borrower or as otherwise directed by Borrower to comply with the requirements of Fannie Mae’s ASAP Plus program.  Upon instruction by Borrower, Agent will complete the endorsement of the Mortgage Note.  If no Mortgage-backed Security is to be issued, Agent will deliver the Mortgage Note and the other documents required for shipping to Investor/Approved Custodian as specified by Investor/Approved Custodian or in Fannie Mae’s Delegated Underwriting and Servicing Guide with an executed bailee letter to the Investor that issued the Purchase Commitment for the Pledged Loan or to its Approved Custodian.  If a Mortgage-backed Security is to be issued, Agent will deliver the Mortgage Note and the other documents required for shipping.

Cash proceeds of the sale of a Pledged Loan or a Pledged Security will be deposited into the Cash Collateral Account and applied to the related Advances.  As long as no Default or Event of Default exists, Agent will return any excess proceeds from the sale of a Pledged Loan or a Pledged Security, after repayment of the related Advances, to Borrower (by transfer to the Operating Account), unless otherwise instructed in writing by Borrower.

SCHEDULE I TO EXHIBIT C-2
SECURITY DELIVERY INSTRUCTIONS

_____________________________________________________________________________

Custodial Account Number:                                                                                                      ______________________
Custodial Account Name:                                                                                                         ______________________
Cash Collateral Account No:                                                                                                ______________________
INSTRUCTIONS MUST BE RECEIVED 2 BUSINESS DAYS IN ADVANCE OF PICK-UP/DELIVERY

BOOK-ENTRY DATE: _________________                                                                                                SETTLEMENT DATE: ____________
ISSUER: _____________________________                                                                                                SECURITY: _____________________
NO. OF CERTIFICATES: _______________                                                                                                1) _________________________________
2) _________________________________

PURCHASE PRICE @ _________%                                                                                                           =           _______________________

ACCRUED INTEREST (_____DAYS @ _______%)                                                                                  =           _______________________

TOTAL PURCHASE PRICE                                                                                                                         =           $______________________

CUSIP NO. __________________________

Pool No. _______________                                                                                                           Coupon Rate: __________________

Issue Date (M/D/Y): ____________________                                                                                                           Maturity Date M/D/Y):__________

POOL TYPE (circle one):

Fannie Mae:                                           FIXED ARM                                           DISCOUNT NOTE                                                      DEBENTURES

DELIVER TO:                                __________________                                                      (  ) Versus Payment

__________________                                                      DVP AMOUNT $_____________________

__________________
DELIVER TO:                                __________________                                                      (  ) Versus Payment
__________________                                                      DVP AMOUNT $_____________________
__________________
PROJECT NAME:                                                         ____________________________________________________
AUTHORIZED SIGNATURE: ____________________________________________________
PRINTED NAME AND TITLE: ___________________________________________________

EXHIBIT C-3

PROCEDURES AND DOCUMENTATION FOR WAREHOUSING

FHA PROJECT LOANS AND FHA CONSTRUCTION MORTGAGE LOANS

Capitalized terms used in this Exhibit without further definition have the meanings set forth in the Amended and Restated Mortgage Warehousing Credit and Security Agreement dated as of May 30, 2008 (as amended and/or restated from time to time, and as any provision thereof may be waived, the “Agreement”) among Centerline Mortgage Capital Inc., a Delaware corporation, Centerline Mortgage Partners Inc., a Delaware corporation, the lenders from time to time party hereto as defined on Schedule 1 (together with any successors and assigns thereof, being hereinafter referred to individually as a “Lender” and collectively as the “Lenders”) and Bank of America, N.A., in its capacity as one of the Lenders and as agent (it and its successors in that capacity called the “Agent”) for the Lenders

All documentation delivered pursuant to this Exhibit must be satisfactory to the Agent in its sole discretion.

HUD form numbers used in this Exhibit are for convenience only and Borrower must use the equivalent forms required at the time of delivery of a Pledged Asset.

I.	AT LEAST 3 BUSINESS DAYS PRIOR TO THE ADVANCE DATE:

The Agent must receive an electronic mail from an Authorized Representative of Borrower, providing the following information on the Pledged Asset:

(a)	Mortgagor’s name;

(b)	Project name;

(c)	Borrower’s case/loan number;

(d)	Expected Advance date;

(e)	Mortgage Note Amount; and

(f)
Name, street address, email address, telephone and facsimile of title company or settlement attorney and contact person.  Must identify who will be responsible for custody of closing documents and delivery of required items to Agent.

Upon receipt of such electronic mail, in form and substance satisfactory to Agent, Agent will issue its escrow instructions letter to the specified title company and/or the settlement attorney, which will include wiring information, bailee clauses and contact information at the Agent for the delivery of the original Mortgage Note and related Collateral Documents.

II.	AT LEAST 1 BUSINESS DAY PRIOR TO THE ADVANCE DATE:

Agent must receive the following:

(a)
An original, facsimile or electronic copy of an Advance Request (Exhibit A to the Agreement) executed by an Authorized Representative of Borrower (facsimile or electronic copy is acceptable for funding, with the original to be forwarded via overnight mail).

(b)	Copy of FHA Firm Commitment to insure.

(c)	If no Mortgage-backed Security is to be issued, a copy of the executed Purchase Commitment for the Pledged Loan.

(d)
If a Mortgage-backed Security is to be issued, a copy of the executed Purchase Commitment (which must conform to the requirements of the Agreement) for the Mortgage-backed Security (consisting, in the case of a tax-exempt FHA Construction Mortgage Loan, of a trust indenture for the sale of the related securities and an agreement of the issuer and trustee to purchase the Mortgage-backed Security).

(e)	If a participation certificate is to be issued, a copy of the participation and servicing agreement.

(f)
A copy of the Agent’s escrow instructions letter to the title company and/or the settlement attorney, countersigned by an authorized representative of the title company or the settlement attorney involved with the transaction.

(g)	For FHA Construction Mortgage Loans, a copy of the Application for Insurance of Advance of Mortgage Proceeds (HUD Form 92403) to be submitted to HUD.

(h)	Original assignment of the Mortgage, endorsed by borrower in blank, in recordable form but unrecorded (copy is acceptable for funding, with the original to be forwarded via overnight mail).

(i)
Original assignment of the security agreement, if applicable, endorsed by Borrower in blank, in recordable form but unrecorded (copy is acceptable for funding, with the original to be forwarded via overnight mail).

(j)	Copies of UCC financing statements to be filed by Borrower against the mortgagor(s).

(k)	Closing settlement statement, if available (otherwise must be delivered on the date of the Advance, prior to funding).

No Advance will be made by the Lenders prior to the Agent’s receipt of all Collateral Documents required under Section II. Agent has a reasonable time (1 Business Day under ordinary circumstances) to examine Borrower’s Advance Request and the Collateral Documents to be delivered by Borrower before the Lenders shall fund the requested Advance, and the Agent may reject any Mortgage Loan that does not meet the requirements of this Exhibit, the Credit Agreement or of the related Purchase Commitment.

Borrower must hold or cause its custodian to hold, in trust and as agent and bailee for Agent, those original Collateral Documents of which only copies are required to be delivered to Agent under this Exhibit. Promptly upon request by Agent or, if the recorded Collateral Documents have not yet been returned from the recording office, immediately upon receipt by Borrower or its custodian of those recorded Collateral Documents, Borrower must deliver or cause its custodian to deliver to the Agent any or all of the original Collateral Documents.

Agent will, upon compliance by the Borrower with the terms of the Loan Documents, deposit the Advance into Borrower’s Funding Account, for disbursement by Borrower to the title company or settlement attorney.

The Advance, when wired by Borrower to the title company or the settlement attorney, must be held in an escrow account of the title company or the settlement attorney and disbursed in accordance with the closing letter of Borrower or its counsel and when authorized by the terms of the escrow instructions letter of Agent.

At closing, the title company or the settlement attorney must take possession on behalf of, and as agent and bailee for, Agent (for the benefit of the Lenders) of (a) the signed Mortgage Note, endorsed by Borrower in blank and without recourse, and (b) a copy of the title insurance policy, after which the title company or the settlement attorney may release the Mortgage Note and the title insurance policy to Borrower’s counsel pursuant to an executed bailee letter countersigned by Borrower’s counsel, in a form provided by Agent. In the bailee letter, Borrower’s counsel must (a) acknowledge receipt of the Mortgage Note, (b) acknowledge Agent’s security interest in the Mortgage Note (for the benefit of the Lenders), (c) agree that the Mortgage Note is being delivered to Borrower’s counsel solely for the purpose of obtaining HUD’s endorsement, and (d) agree to deliver the Mortgage Note, endorsed by HUD, and the title insurance policy directly to the Agent.  The title company or the settlement attorney may disburse the Advance from escrow upon advice of Borrower’s counsel (which may be telephonic) that HUD has endorsed the Mortgage Note.  In the event the Pledged Loan is not closed and the related Mortgage recorded on the date of the Advance, the title company or the settlement attorney must return the Advance to Borrower’s Cash Collateral Account, promptly and in any event within one (1) Business Day after the date of the Advance.

The foregoing arrangements, which permit the Agent and the Lenders to fund the Advance after the Mortgage Note has been delivered to a third person on behalf of, and as agent and bailee for, Agent (for the benefit of the Lenders), and before the Mortgage Note is received by Agent, are for the convenience of Borrower. Borrower retains all risk of loss or nondelivery of the Mortgage Note, and neither the Agent nor the Lenders have any liability or responsibility for those risks.

III.	ON THE FIRST BUSINESS DAY AFTER THE ADVANCE DATE (or the Second Business Day after the date of the Advance if delivery is not practical due to the time of the settlement):

Agent must receive the following:

(a)	Original signed Mortgage Note, endorsed by Borrower in blank and without recourse and endorsed for insurance by HUD.

(b)	A copy of the title insurance policy, which:

(1)	contains recording information filled in on the schedules pertaining to the Pledged Loan, UCC financing statements (if applicable), and regulatory agreement;

(2)	names as insured the “Mortgagee and/or the Secretary of the Department of Housing and Urban Development, and their successors and assigns, as their interests may appear”;

(3)	shows an effective date and time that is on or after the date and time of disbursement of the Advance from escrow; and

(4)	sets forth an insured amount that is equal to or greater than the Advance amount.

(c)	For FHA Construction Mortgage Loans, a copy of the Application for Insurance of Advance of Mortgage Proceeds (HUD Form 92403), signed by an authorized representative of HUD.

(d)	If a participation certificate has been issued:

(1)	the original participation certificate evidencing one hundred percent (100%) of the undivided interests in the pool of Pledged Loans; and

(2)
original signed stock/bond power or equivalent assignment for the participation certificate issued from Borrower to the Agent (or from the Investor to the Agent if the participation certificate was issued in the name of the Investor).

(e)	Originals of assignment of the Mortgage and assignment of the security agreement (if not previously delivered).

IV.	AT LEAST 1 BUSINESS DAYS BEFORE INVESTOR/APPROVED CUSTODIAN MUST RECEIVE PLEDGED LOAN):

Agent must receive signed shipping instructions from Borrower to the Agent for the delivery of the Pledged Loan, including the following:

(a)
Name and address of contact person at Investor/Approved Custodian to whom the Collateral Documents are to be shipped, the desired shipping date and the preferred method of delivery, with courier number.

(b)	Name of project securing the Pledged Loan.

(c)	Date by which Investor/Approved Custodian must receive the Pledged Loan.

(d)
Instructions for endorsement of the Mortgage Note, if applicable.  For an FHA Construction Mortgage Loan, Lender will endorse and deliver the Mortgage Note following the initial Advance for that Mortgage Loan.

(e)
Completed but not signed Release of Security Interest (HUD Form 1171 1A), to be signed and delivered by Agent.  For an FHA Construction Mortgage Loan, Agent will only sign and deliver such a Release of Security Interest for the initial and last Advances for that Mortgage Loan.

(f)	For delivery of a participation certificate, the name and address of the contact person at Investor/Approved Custodian to whom the participation certificate is to be delivered.

Agent exclusively will deliver the Mortgage Note, any Participation Certificates and other original Collateral Documents required by this Exhibit evidencing the Pledged Loan, together with a bailee letter, to an Investor or an Approved Custodian, unless otherwise agreed in writing with Borrower. Upon instruction by Borrower, Agent will complete the endorsement of the Mortgage Note. If no Mortgage- backed Security is to be issued, Agent will deliver the Mortgage Note with a bailee letter to the Investor that issued the Purchase Commitment for the Pledged Loan or an Approved Custodian for the Investor. If a Mortgage-backed Security is to be issued, Agent will deliver the Mortgage Note and the Release of Security Interest, with an executed bailee letter to an Approved Custodian for Ginnie Mae.

V.	FOR EACH SUBSEQUENT ADVANCE ON FHA CONSTRUCTION MORTGAGE LOANS:

(a)	At least 1 Business Day prior to the date of the Advance, the Agent must receive:

(1)
An original, facsimile or electronic copy of an Advance Request (Exhibit A to the Agreement) executed by an Authorized Representative of Borrower (facsimile or electronic copy is acceptable for funding, with the original to be forwarded via overnight mail).; and

(2)	Copy of an Application for Insurance of Advance of Mortgage Proceeds (HUD Form 92403), signed by an authorized representative of HUD.

(b)	On the day of the Advance, Agent must receive evidence of title insurance coverage in an amount equal to the aggregate amount of all Advances (including the requested Advance).

(c)	By the first Business Day following the date of the Advance, if a participation certificate has been issued in connection with a subsequent Advance, the agent must receive:

(1)	the original participation certificate evidencing one hundred percent (100%) of the undivided interests in the pool of Pledged Loans; and

(2)
original signed stock/bond power or equivalent assignment for the participation certificate issued from Borrower to the Agent (or from the Investor to the Agent if the participation certificate was issued in the name of the Investor).

VI.	IF A GINNIE MAE MORTGAGE-BACKED SECURITY IS TO BE ISSUED, NO LATER THAN 1 BUSINESS DAY PRIOR TO SETTLEMENT DATE FOR THE PLEDGED SECURITY:

Agent must receive:

(a)
Copy of as-submitted Schedule of Subscribers (HUD Form 11705), instructing Ginnie Mae to issue the Mortgage-backed Security in Borrower’s name and designating Agent as the subscriber, and to deliver the Pledged Security to Agent’s custody account at Bank of America, N.A. and bearing the following instructions: “These instructions may not be changed without prior written approval of Bank of America, N.A.”

(b)
Completed but not signed Release of Security Interest (HUD Form 11711A), to be signed by Agent.  For an FHA Construction Mortgage Loan, Agent will only sign and deliver such a Release of Security Interest for the initial and last Advances for that Mortgage Loan.

(c)	Completed and signed Security Delivery Instructions, in the form attached as Schedule I to this Exhibit.

Upon receipt of a Pledged Security, Agent will deliver the Pledged Security to the Investor that issued the Purchase Commitment for the Pledged Security. The Pledged Security will be released to the Investor only upon payment of the purchase proceeds to Agent.

Cash proceeds of the sale of a Pledged Loan or a Pledged Security will be deposited into the Cash Collateral Account and applied to the related Advances.  As long as no Default or Event of Default exists, Agent will return any excess proceeds from the sale of a Pledged Loan or a Pledged Security, after repayment of the related Advances, to Borrower (by transfer to the Operating Account), unless otherwise instructed in writing by Borrower.

SCHEDULE I TO EXHIBIT C-3

SECURITY DELIVERY INSTRUCTIONS

______________________________________________________________________________

Custodial Account Number:                                                                                                      ______________________
Custodial Account Name:                                                                                                         ______________________
Cash Collateral Account No:                                                                                                ______________________

INSTRUCTIONS MUST BE RECEIVED 2 BUSINESS DAYS IN ADVANCE OF PICK-UP/DELIVERY

BOOK-ENTRY DATE: _________________                                                                                                SETTLEMENT DATE: _______________
ISSUER: _____________________________                                                                                                SECURITY: ________________________
NO. OF CERTIFICATES: _______________                                                                                                1) _________________________________
2) _________________________________

PURCHASE PRICE @ _________%                                                                                                           =           _______________________

ACCRUED INTEREST (_____DAYS @ _______%)                                                                                  =           _______________________

TOTAL PURCHASE PRICE                                                                                                                          =           $______________________

CUSIP NO. ___________________________

Pool No. _______________                                                                                                           Coupon Rate: __________________

Issue Date (M/D/Y): ____________________                                                                                                           Maturity Date (M/D/Y):_________

POOL TYPE (circle one):

Ginnie Mae:                                           GINNIE MAE I                                           GINNIE MAE II

DELIVER TO:                                __________________                                                      (  ) Versus Payment

__________________                                                      DVP AMOUNT $_____________________

__________________

DELIVER TO:                                __________________                                                      (  ) Versus Payment

__________________                                                      DVP AMOUNT $_____________________

__________________
PROJECT NAME:                   ____________________________________________________
AUTHORIZED SIGNATURE: ____________________________________________________
PRINTED NAME AND TITLE: ___________________________________________________

EXHIBIT G:  LIST OF APPROVED INVESTORS

      Bank of America, N.A.;
Nomura;
Credit Suisse;
Deutsche Bank;
Citigroup;
RBS Securities, Inc.;
JP Morgan Chase;
Morgan Stanley;
Goldman Sachs;
Wachovia;
Royal Bank of Scotland;
Duncan Williams;
Wells Fargo;
UBS Investment Bank;
BB&T Corporation; and

Any other financially responsible private institution that Agent deems acceptable, in its sole discretion, to issue Purchase Commitments with respect to a particular category of Eligible Loans.